EXHIBIT 99.2


CON-WAY INC.
EARNINGS RELEASE CONFERENCE CALL
TUESDAY, JANUARY 30, 2007
9:00 AM PST / 12:00 PM EST

CORPORATE PARTICIPANTS
 PATRICK FOSSENIER
 CON-WAY INC. - VICE PRESIDENT, INVESTOR RELATIONS
 DOUGLAS STOTLAR
 CON-WAY INC. - PRESIDENT AND CEO
 KEVIN SCHICK
 CON-WAY INC. - SENIOR VICE PRESIDENT AND CFO

CONFERENCE CALL PARTICIPANTS
 JUSTIN YAGERMAN
 WACHOVIA SECURITIES - ANALYST
 JASON SEIDL
 CREDIT SUISSE - ANALYST
 JORDAN ALLIGER
 DEUTSCHE BANK - ANALYST
 SCOTT FLOWER
 BANK OF AMERICA - ANALYST
 KEN HOEXTER
 MERRILL LYNCH - ANALYST
 ARTHUR HATFIELD
 MORGAN KEEGAN & CO., INC. - ANALYST
 JON LANGENFELD
 ROBERT W. BAIRD & COMPANY, INC. - ANALYST
 EDWARD WOLFE
 BEAR, STEARNS & CO. - ANALYST
 DAVID ROSS
 STIFEL NICOLAUS - ANALYST
 DAVID CAMPBELL
 THOMPSON DAVIS & COMPANY - ANALYST


PRESENTATION
--------------

 OPERATOR

GOOD MORNING. MY NAME IS CASEY, AND I WILL BE YOUR CONFERENCE OPERATOR TODAY. AT THIS TIME, I WOULD LIKE TO WELCOME EVERYONE TO THE CON-WAY INC. FOURTH-QUARTER EARNINGS REVIEW CONFERENCE. ALL LINES HAVE BEEN PLACED ON MUTE TO PREVENT ANY BACKGROUND NOISE. AFTER THE SPEAKERS' REMARKS, THERE WILL BE A QUESTION AND ANSWER SESSION. THANK YOU. I WILL NOW TURN THE CONFERENCE OVER TO MR. PATRICK FOSSENIER, VICE PRESIDENT OF INVESTOR RELATIONS. SIR, YOU MAY BEGIN.

 PATRICK FOSSENIER  - CON-WAY INC. - INVESTOR RELATIONS

THANK YOU, CASEY, AND WELCOME TO THE CON-WAY FOURTH QUARTER AND YEAR END 2006 CONFERENCE CALL FOR SHAREHOLDERS AND THE INVESTMENT COMMUNITY. IN A COUPLE OF MINUTES, I WILL TURN IT OVER TO THE CON-WAY PRESIDENT AND CEO, DOUG STOTLAR. WE'RE ALSO JOINED ON THE CALL BY THE CHIEF FINANCIAL OFFICER OF CON-WAY, KEVIN SCHICK. BEFORE WE GET INTO THE CALL, I WOULD LIKE TO READ THE FOLLOWING SAFE HARBOR ANNOUNCEMENT. CERTAIN STATEMENTS IN CONFERENCE INCLUDING STATEMENTS REGARDED ANTICIPATED RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS CONSTITUTE FORWARD-LOOKING STATEMENTS AND ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES AND SHOULD NOT NECESSARILY BE RELIED UPON AS PREDICTIONS OF FUTURE EVENTS. ACTUAL RESULTS OF OPERATIONS AND FINANCIAL CONDITION MIGHT DIFFER MATERIALLY FROM THOSE PROJECTED IN SUCH FORWARD-LOOKING STATEMENTS AND KNOW ASSURANCE CAN BE GIVEN AS TO THE FUTURE RESULTS OF FINANCIAL CONDITION. ADDITIONAL INFORMATION CONCERNING FACTORS THAT COULD CAUSE ACTUAL RESULTS OF OPERATIONS AND FINANCIAL CONDITION TO DIFFER FROM THOSE IN THE FORWARD-LOOKING STATEMENTS IS CONTAINED IN OUR FORMS 10-Q AND 10-K AND OTHER FILINGS WITH THE SEC. NOW WITHOUT FURTHER ADO I AM PLEASE TO TURN IT OVER TO DOUG STOTLAR.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT, CEO

GOOD MORNING. LOOKING BACK AT THE 2006 FOURTH QUARTER OUR FINANCIAL PERFORMANCE WAS INFLUENCED BY A FEW KEY TRENDS. ONE, AS THE ECONOMY SOFTENED, SO DID OUR CUSTOMERS SHIPPING ACTIVITY, ACROSS THE BOARD. EVERY REGION AND EVERY KEY INDUSTRY GROUP WE SERVICE WAS AFFECTED. SECOND, THERE WAS NO "PEAK" IN PEAK SEASON THIS YEAR. WE DID NOT SEE THE TYPICAL SURGE IN FREIGHT AS WE ENTERED THE FOURTH QUARTER. I BELIEVE THIS WAS THE RESULT OF SEVERAL FACTORS. IF YOU LOOK BACK TO LAST YEAR IN THE FOURTH QUARTER THE MACRO ECONOMIC INDUSTRY RESPONSE TO THE RAVAGES OF THE GULF COAST HURRICANES CREATED A SURGE IN FREIGHT. TRUCKLOAD CAPACITY WAS TIGHT, WHICH PUSHED MORE HEAVYWEIGHT SHIPMENTS INTO THE LTL SECTOR AND WE HAD STRONG DEMAND FROM RETAILERS FOR SHIPPING OF SEASONAL HOLIDAY GOODS. FAST FORWARD TO THIS PAST YEAR, RETAILERS KEPT INVENTORIES TIGHT AS THEY WERE CONCERNED WITH CONSUMER SPENDING DURING A SLOWING ECONOMY, A CONCERN WHICH BECAME A REALITY. BROAD DOWNTURNS IN RETAIL AND INDUSTRIAL MARKETS REDUCED FREIGHT VOLUMES. THE CAPACITY CRUNCH IN TRUCKLOAD EASED UP DRAMATICALLY AS HEAVYWEIGHT LTL SHIPMENTS WE HAD LAST YEAR WENT BACK TO THE TRUCKLOAD MARKET.

AS WE NOTED PREVIOUSLY, OUR LTL BUSINESS VOLUMES WERE ALSO AFFECTED BY OUR YIELD INITIATIVES WHICH WERE COMPOUNDED BY THE OVERALL ECONOMIC CONDITIONS. TO PUT ALL OF THIS IN CONTEXT, WE WERE MEASURING AGAINST AN ESPECIALLY STRONG 2005 FOURTH QUARTER WHICH WAS OUR HIGHEST TONNAGE QUARTER EVER. DESPITE THE REDUCED VOLUMES, WE STILL CAME THROUGH THE QUARTER WITH A POSITIVE YIELD COMPARISON. LOOKING AT THE NUMBERS, OUR FOURTH QUARTER REVENUES AT $999 MILLION WERE DOWN 7% WHILE FULL YEAR REVENUES OF $4.2 BILLION WERE UP 2.6% OVER 2005. FOURTH QUARTER DILUTED EPS FROM CONTINUING OPERATIONS OF $1.65 INCLUDED A $41 MILLION GAIN ON THE SALE OF VECTOR. THE TAX ON THE GAIN WAS OFFSET BY CARRY FORWARD OF A CAPITAL LOSS. EXCLUDING VECTOR INCOME, WE CAME IN AT $0.82 FOR THE QUARTER, JUST ABOVE THE HIGH-END OF OUR REVISED GUIDANCE. HERE IS HOW WE GET FROM THE REPORTED $1.65 OF EPS TO $0.82. $0.82 FROM THE SALE OF VECTOR, ANOTHER CENT WAS FOR VECTOR EARNINGS FROM BUSINESS CASES UNDER WAY PRIOR TO JUNE 30TH WHEN GM EXERCISED THE CALL OPTION. THE QUARTER ALSO INCLUDED A $0.04 BENEFIT FOR A LOWER THAN ANTICIPATED TAX PROVISION. FOR THE FULL YEAR, DILUTED EPS FROM CONTINUING OPERATIONS WAS $5.09, INCLUDING THE VECTOR GAIN AND THE GAIN RELATED TO THE JULY SALE OF CON-WAY EXPEDITE. WITH THAT I WILL NOW REVIEW OUR KEY OPERATING SEGMENTS STARTING WITH CON-WAY FREIGHT.

REVENUE PER DAY AT CON-WAY FREIGHT WAS DOWN 5.3% IN THE QUARTER REFLECTING A COMBINATION OF YIELD IMPROVEMENT WHICH WAS OFFSET BY LOWER TONNAGE. TONNAGE PER DAY DECREASED 8% COMPARED TO THE FOURTH QUARTER OF 2005, WHICH AS I MENTIONED EARLIER WAS THE HIGHEST VOLUME QUARTER EVER FOR THE COMPANY. I AM SOMEWHAT ENCOURAGED BY THE FACT THAT THE DECEMBER YEAR TO YEAR COMPARISONS IMPROVED FROM OCTOBER AND NOVEMBER. THAT BEING SAID, THE GENERAL DEMAND IN JANUARY IS TRACKING WITH OUR PLANNED EXPECTATIONS. AS I MENTIONED LAST QUARTER, WE PUT IN PLACE TARGETED SALES PROGRAMS TO STIMULATE GROWTH AND WE'RE SEEING THE SIGNS THAT OUR PEOPLE ARE MAKING THEM WORK. WE SAW GROWTH IN REVENUE PER HUNDREDWEIGHT IN THE FOURTH QUARTER, WITH YIELD INCREASING BY 2.9%. FOR THE FIRST TIME IN RECENT HISTORY FUEL SURCHARGE DAMPENED YIELD. EXCLUDING THE FUEL SURCHARGE, REVENUE PER HUNDREDWEIGHT INCREASED 3.5%. DESPITE A WEAKENING ECONOMY, CON-WAY FREIGHT MAINTAINED GOOD COST CONTROL WHICH RESULTED IN OPERATING RATIO OF 90.8 VERSUS THE 89.6 POSTED IN LAST YEAR'S FOURTH QUARTER. CON-WAY FREIGHT'S PRE-TAX RETURN ON CAPITAL EMPLOYED FOR THE LAST TWELVE MONTHS CONTINUES TO BE VERY SOLID AT 31.5%. I WILL TURN NOW TO CON-WAY TRANSPORTATION SERVICES.

CON-WAY TRUCKLOAD CONTINUES TO GROW ITS INTERNAL BUSINESS WITH CON-WAY FREIGHT HANDLING AN EVER LARGER PORTION OF THE LTL COMPANY'S PURCHASED TRANSPORTATION IN TRANSCONTINENTAL LINEHAUL. GIVEN THE EXCESS CAPACITY IN THE TRUCKLOAD MARKET TODAY, WE ARE REDUCING OUR EMPHASIS ON REGIONAL NONAFFILIATE TRUCKLOAD BUSINESS AND FOCUSING OUR TRUCKLOAD OPERATION ON LINEHAUL SUPPORT FOR THE LTL BUSINESS.

TURNING TO OUR LOGISTICS BUSINESS, MENLO LOGISTICS' REVENUE AND PROFIT WERE BOTH AT LEVELS CLOSE TO OUR EXPECTATIONS ALTHOUGH BELOW THE FOURTH QUARTER OF LAST YEAR WHICH WAS A VERY STRONG QUARTER THAT PRESENTED A CHALLENGING BENCHMARK. MENLO LOGISTICS' REVENUE NET OF PURCHASED TRANSPORTATION WAS $101.5 MILLION, UP 8.9%. FOURTH QUARTER OPERATING INCOME WAS THE BEST OF THE YEAR AT $7.9 MILLION REPRESENTING A PROFIT MARGIN ON THE NET REVENUE OF 7.8% VERSUS 8.7% IN THE FOURTH QUARTER OF THE PRIOR YEAR WHICH BENEFITED FROM A HIGH MARGIN ONE-TIME PROJECT FOR A LARGE RETAIL ACCOUNT. AS WE MENTIONED IN LAST QUARTER'S CONFERENCE CALL, MENLO LOGISTICS SPENT 2006 CULLING OUT A SIGNIFICANT AMOUNT OF BUSINESS THAT DID NOT PROVIDE ADEQUATE MARGIN FOR THE SERVICES PROVIDED. THIS ACCOUNT RATIONALIZATION EFFORT OBSCURED THE FACT THAT MENLO HAD A RECORD YEAR FOR NEW CONTRACT WINS, WITH EUROPE LEADING THE WAY ON THE NEW BUSINESS FRONT. THE MENLO TEAM COMPLETED A SUCCESS OF THE TRANSITION OF THE VECTOR OPERATIONS TO GENERAL MOTORS. WE RECEIVED A VALUATION FOR THAT BUSINESS WHICH RETURNED NEARLY $85 MILLION FROM MENLO'S MEMBERSHIP INTEREST. MENLO ASSUMED THE NON-GM COMMERCIAL CONTRACTS OF VECTOR PROVIDING A GOOD FOUNDATION TO CONTINUE PROVIDING OUR EXPERTISE IN THE LEAD LOGISTICS SERVICE PROVIDER ARENA WHICH EMPHASIZES LARGE, COMPLEX, MULTINATIONAL SUPPLY CHAIN RE-ENGINEERING AND LOGISTICS MANAGEMENT PROJECTS.

NOW HERE IS KEVIN SCHICK FOR SOME ADDITIONAL FINANCIAL PERSPECTIVE.

 KEVIN SCHICK  - CON-WAY INC. - SENIOR VICE PRESIDENT AND CFO

THANKS, DOUG. AS NOTED EARLIER IN THE CALL, 2006 WAS THE LARGEST CAPITAL EXPENDITURES YEAR IN CON-WAY'S HISTORY AND YET WE STILL GENERATED POSITIVE CASH FLOW FROM OPERATIONS WELL IN EXCESS OF OUR CAPITAL REQUIREMENTS. THAT BODES EXTREMELY WELL FOR CASH FLOW IN FUTURE PERIODS AS CAPITAL NEEDS MODERATE. THE BALANCE SHEET REMAINS VERY STRONG, AND THE COMPANY IS VERY HEALTHY. THE BALANCE OF CASH AND MARKETABLE SECURITIES TOTALED $445 MILLION AT THE END OF THE QUARTER. $44 MILLION OF CASH WAS SPENT THIS QUARTER ON REPURCHASES OF NEARLY A MILLION SHARES. WE PLAN TO SPEND THE PROGRAM'S REMAINING $91 MILLION ON ADDITIONAL SHARE REPURCHASES BEFORE OR THROUGH THE END OF JUNE THIS YEAR. AVERAGE DILUTED SHARES OUTSTANDING FOR THE FOURTH QUARTER WERE 49.9 MILLION, REFLECTING OUR REPURCHASE ACTIVITY. LONG-TERM DEBT AND CURRENT MATURITIES TOTALED $576 MILLION. FOR 2006 CAPITAL EXPENDITURES TOTALED $308 MILLION, A BIT LOWER THAN WE PREVIOUSLY GUIDED, AS WE WILL CARRY OVER INTO 2007 SOME PLANNED INVESTMENTS FOR LAND AND BUILDING PROJECTS ALREADY UNDER DEVELOPMENT. DEPRECIATION AND AMORTIZATION WAS $139 MILLION. QUARTERLY INTEREST EXPENSE WAS $9 MILLION, AND INVESTMENT INCOME TOTALED 5.8 MILLION. AS DOUG NOTED, IN THE SALE OF VECTOR WE UTILIZED THE CAPITAL LOSS CARRY FORWARD WHICH ELIMINATED THE TAX ON THE GAIN. THUS, THE EFFECTIVE TAX RATE ON THE TOTAL INCOME FOR THE QUARTER WAS 21.4%. EXCLUDING THE VECTOR GAIN, THE EFFECTIVE TAX RATE IN THE FOURTH QUARTER WAS 34.8%, BELOW THE GUIDANCE LEVEL DUE TO THE VARIOUS ADJUSTMENTS THAT REDUCED THE TAX RATE FOR THE QUARTER. STOCK OPTION EXPENSE IN THE FOURTH QUARTER WAS $1.4 MILLION, AND REBRANDING EXPENSE WAS IMMATERIAL.

NOW TO GUIDANCE:

WE'LL PROVIDE EPS GUIDANCE FOR FULL YEAR 2007. AS I MENTIONED ON TWO PREVIOUS CONFERENCE CALLS, WE'RE NOW SWITCHING TO ANNUAL GUIDANCE ONLY, TO EMPHASIZE AND REMAIN CONSISTENT WITH CON-WAY'S FOCUS ON LONG-TERM SHAREHOLDER VALUE. FOR 2007 WE EXPECT DILUTED EPS OF BETWEEN $3.60 TO $3.90 PER SHARE FROM CONTINUING OPERATIONS. THIS ASSUMES A CONTINUED MODEST LEVEL OF GDP GROWTH. INCLUDED IN THE EARNINGS GUIDANCE IS OUR EXPECTATION OF APPROXIMATELY $12 MILLION IN 2007 FOR REBRANDING EXPENSE. WE WOULD GUIDE TO YOU USE AN AVERAGE OF 48 MILLION DILUTED SHARES OUTSTANDING IN THE YEAR REFLECTING COMPLETION OF THE SHARE REPURCHASE PROGRAM AT THE CONCLUSION OF THE SECOND QUARTER. IF WE HAVE ADDITIONAL NOTEWORTHY SHARE REPURCHASE AMOUNTS OR CHANGE OUR EXPECTATIONS FOR REPURCHASES, WE WILL UPDATE YOU AS NECESSARY. WHILE A PORTION OF THE 2006 APPROPRIATION FOR LAND AND BUILDING CAPITAL EXPENDITURES WILL CARRY OVER INTO THIS YEAR, OUR CURRENT PROJECTION FOR 2007 CAPITAL EXPENDITURES IS $185 MILLION. THAT'S A SIGNIFICANT REDUCTION FROM LAST YEAR WITH OBVIOUSLY POSITIVE IMPLICATIONS FOR OUR FREE CASH FLOW. FOR THE MODELING YOU SHOULD USE $143 MILLION FOR DEPRECIATION AND AMORTIZATION FOR 2007. YOU SHOULD MODEL A 38% TAX PROVISION.

NOW FOR OPERATING GUIDANCE, STARTING WITH CON-WAY FREIGHT:

FOR THE FULL YEAR, OUR EPS GUIDANCE IS BASED ON AN EXPECTATION THAT TONNAGE WILL INCREASE BY A LOW TO MID-SINGLE DIGIT PERCENTAGE OVER 2006. IN THE FIRST QUARTER WE EXPECT TONNAGE TO BE BEHIND THAT OF LAST YEAR. AS WE MOVE INTO THE SECOND QUARTER AND THE SECOND HALF OF 2007 WE EXPECT THE TONNAGE COMPARISON TO TURN POSITIVE AND REMAIN THAT WAY THROUGH THE BALANCE OF THE YEAR. WE EXPECT REVENUE PER HUNDREDWEIGHT TO STAY POSITIVE FOR 2007 VERSUS 2006, WITH COMPARISONS MODERATING AS THE YEAR PROGRESSES. THE OPERATING RATIO IS EXPECTED TO INCREASE YEAR TO YEAR DURING THE FIRST HALF AND THEN IMPROVE YEAR TO YEAR IN THE SECOND HALF OF THE YEAR. AS FOR MENLO LOGISTICS IN 2007 WE EXPECT MENLO LOGISTICS TO INCREASE BOTH ITS NET REVENUE AND ITS OPERATING PROFIT OVER LAST YEAR BY A LOW DOUBLE-DIGIT PERCENTAGE. NOW I WILL TURN IT BACK TO DOUG.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

THANKS, KEVIN. WHILE 2006 WAS A YEAR OF ADVERSITY, IT ALSO SERVED AS A CATALYST, A CATALYST WHICH CAUSED US TO LOOK AT OUR ENTERPRISE WITH A MORE CRITICAL EYE, TAKE STOCK OF THE ORGANIZATION AND EXAMINE OUR PLACE IN AND OF OUR APPROACH TO THE MARKET. SOMETIMES THE BETTER MEASURE OF AN ORGANIZATION IS HOW IT RESPONDS TO ADVERSITY AND TURNS THAT TO ADVANTAGE. WE SPENT THE LATTER PART OF 2006 UNDERSTANDING JUST HOW TO DO THAT. BY TALKING TO OUR CUSTOMERS IN EXTENSIVE FOCUS GROUPS, MEETING WITH OUR EMPLOYEES, AND GETTING INPUT FROM OTHER RESOURCES OUTSIDE OF OUR COMPANY, WHAT WE CAME AWAY WITH WAS INSIGHT INTO A NUMBER OF STRENGTHS AND A BETTER UNDERSTANDING OF WHERE AND HOW TO IMPROVE THE ORGANIZATION. IT ALSO REVEALED AREAS OF VALUE WHICH MAY NOT BE FULLY APPRECIATED BY THE MARKET. HERE ARE SOME OF THE KEY TAKE-AWAYS. OUR CUSTOMERS TELL US WE HAVE A GREAT, DIFFERENTIATED SERVICE PRODUCT IN THE LTL AND LOGISTICS MARKETS. THEY RECOGNIZE THE VALUE. THEY WANT US TO WORK CREATIVELY WITH THEM TO BETTER POSITION THAT VALUE AND DEMONSTRATE THE BENEFITS WHICH CAN ACCRUE TO THEIR ORGANIZATIONS. CON-WAY FREIGHT HAS TRADITIONALLY BEEN INWARD FOCUSED ON OPERATIONS EFFICIENCY, PRODUCTIVITY AND SERVICE EXCELLENCE. THESE ARE ALL GOOD THINGS. HOWEVER, WE'RE GOING TO BUILD ON THOSE STRENGTHS BY ENCOURAGING THE ORGANIZATION TO BE MORE OUTWARD FOCUSED AND PROACTIVE IN MARKETING ITSELF AND COLLABORATING WITH CUSTOMERS. TO ACCOMPLISH THIS WE'VE DONE A MAJOR REVAMP OF OUR SALES TRAINING, CUSTOMER NEEDS EVALUATION AND SALES MANAGEMENT PROCESSES. WE'VE ALSO ADDED NEW MARKETING RESOURCES AND TALENT.

THESE CHANGES ALIGN WELL WITH WHAT WE BELIEVE IS AN INHERENT STRENGTH AND COMPETITIVE ADVANTAGE OF THE CON-WAY FREIGHT INFRASTRUCTURE, IN PARTICULAR: - WE HAVE A YOUNG, WELL MAINTAINED FLEET. OUR NETWORK DESIGN AND OPERATIONAL MODEL PROVIDES DENSITY OF COVERAGE OF SERVICE STANDARD THAT IS UNPARALLELED. AND WE HAVE THE ASSETS ALREADY IN PLACE STRATEGICALLY WHERE THEY'RE NEEDED.

TAKEN IN TOTAL, THIS INFRASTRUCTURE IN THE BUSINESS MODEL LET US RESPOND RAPIDLY AND EFFICIENTLY TO OUR CUSTOMERS. I CANNOT EMPHASIZE STRONGLY ENOUGH THE VALUE OF THIS NETWORK AND HOW IT OPERATES. IT'S AN ASSET VIRTUALLY IMPOSSIBLE TO REPLICATE IN TODAY'S MARKET ESPECIALLY IN AN INDUSTRY WITH LARGE BARRIERS TO ENTRY. OUR WELL ESTABLISHED FOOTPRINT UNDERPINS THE TREMENDOUS VALUE AND COMPETITIVE ADVANTAGE WE HAVE TO DELIVER TO OUR CUSTOMERS.

IN THE LOGISTICS MARKET THE OPERATING LEVERAGE INHERENT IN MENLO LOGISTICS' UPDATED BUSINESS MODEL IS PROVING ITS METTLE. WE'VE ENTERED 2007 WITH A GOOD STRATEGY IN PLACE, FOCUSING ON SHARED RESOURCES, LEAN METHODOLOGIES, KEY INDUSTRY GROUPS, MULTI-CLIENT FACILITIES AND STRATEGIC TRANSPORTATION MANAGEMENT. WE FOUND THIS MODEL ALLOWS MENLO TO CONTINUE SERVING THE MARKET FOR LARGE, COMPLEX INTEGRATED LOGISTICS OUTSOURCING ASSIGNMENTS WHILE ALSO PRESENTING AN EXCELLENT CAPABILITY SET AND VALUE PROPOSITION IN THE MID-MARKET, FOR BROAD-BASED AS WELL AS TARGETED LOGISTICS PROJECTS. MENLO SUCCESSFULLY IMPLEMENTED THE CON-WAY ENTERPRISE CULTURE INITIATIVE IN 2006 WHICH HAS BEEN EMBRACED BY THEIR EMPLOYEES. THE COMPANY SHARPENED ITS APPROACH TO NEW BUSINESS AND IMPROVED ITS SALES PROCESS MANAGEMENT, START-UP AND CONTRACTING PROCESSES, AND WE EXPECT THESE CUMULATIVE CHANGES TO SUPPORT RENEWED GROWTH THIS YEAR. OUR MARKETS, COMPETITORS AND CUSTOMERS ARE EVOLVING, SO WE MUST CONTINUALLY IMPROVE. WE'VE MADE INVESTMENTS IN THE INFRASTRUCTURE, IN TALENT, IN TOOLS AND IN GIVING OUR PEOPLE THE BEST TRAINING AND RESOURCES TO DELIVER EXEMPLARY SERVICE AND CUSTOMER SATISFACTION. WE HAVE CAPACITY TO GROW AND A MODEL THAT WAS PROVEN TIME AND TIME AGAIN IT CAN WEATHER ADVERSITY, ADJUST AND ADOPT AND GAIN TRACTION IN THE MARKET. THE MEASURE OF THE SUCCESS WILL BE THE TRUST PLACED IN US BY OUR VALUE-DRIVEN CUSTOMER BASE AND THE CONTINUED PERFORMANCE OF CON-WAY EMPLOYEES IN SERVING THOSE CUSTOMERS BETTER THAN ANYONE ELSE.

IN CLOSING 2006 WAS A YEAR OF LEARNING FOR THE CON-WAY ENTERPRISE. WE'RE NOW APPLYING WHAT WE LEARNED TO MAKE CON-WAY A STRONGER, MORE NIMBLE ENTERPRISE, GEARED FOR GROWTH AS WE MOVE THROUGH 2007 AND BEYOND. WITH THAT, OPERATOR, WE'RE READY TO TAKE SOME QUESTIONS


QUESTION AND ANSWER
-------------------

 OPERATOR

YOUR FIRST QUESTION IS FROM JUSTIN YAGERMAN WITH WACHOVIA.

 JUSTIN YAGERMAN  - WACHOVIA SECURITIES - ANALYST

GOOD MORNING, GENTLEMEN, HOW ARE YOU?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

HEY JUSTIN.

 JUSTIN YAGERMAN  - WACHOVIA SECURITIES - ANALYST

I WAS WONDERING IF YOU CAN DISCUSS A LITTLE MORE IN DEPTH WHAT THE PRICING SITUATION LOOKED LIKE IN THE FOURTH QUARTER AND MAYBE WHAT WE'RE LOOKING AT IN THE FIRST HALF OF THIS YEAR, SO IF YOU COULD GO INTO THE PERCENT OF CONTRACTS FOR CON-WAY THAT RENEWED IN THE FOURTH QUARTER AND WHAT KIND OF PRICE INCREASES YOU WERE SEEING ON THOSE AND THEN WHAT WE SHOULD BE EXPECTING FOR THE FIRST HALF OF THIS YEAR IN TERMS OF THE PERCENT OF CONTRACTS THAT ROLL OVER THERE.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

JUSTIN, ABOUT A QUARTER OF OUR CONTRACTS COME DUE IN THE FOURTH QUARTER TO COINCIDE WITH YEAR END, AND WE SAW PRICE INCREASES ON OUR CONTRACTS SIMILAR TO WHAT WE SAW IN THE THIRD QUARTER IN THE SECOND HALF OF 2006, SO I CAN'T SAY THE PRICING ENVIRONMENT CHANGED MATERIALLY DURING THE FOURTH QUARTER. ONE THING ABOUT LTL PRICING IS IT IS ALWAYS A COMPETITIVE MARKET, AND I DIDN'T SEE IT BECOMING MUCH MORE COMPETITIVE IN THE FOURTH QUARTER OR GOING INTO THE FIRST QUARTER OF THIS YEAR.

 JUSTIN YAGERMAN  - WACHOVIA SECURITIES - ANALYST

I GOT YOU. OKAY. AND THEN FOR THE FIRST HALF OF THIS YEAR, DOUG, HOW MANY OF THE CONTRACTS ACTUALLY COME UP FOR RE-BID.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

OUR CONTRACTS ARE PRETTY WELL SPREAD ACROSS THE BALANCE OF THE YEAR.

 JUSTIN YAGERMAN  - WACHOVIA SECURITIES - ANALYST

QUARTER AND QUARTER AND HALF OF THEM THROUGHOUT THE FIRST HALF?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO


THERE ISN'T A DISPROPORTIONATE NUMBER THAT COME DUE IN THE FIRST HALF OF THE
YEAR.

 JUSTIN YAGERMAN  - WACHOVIA SECURITIES - ANALYST

OKAY, THAT'S GOOD COLOR. THANKS. I GUESS ON MENLO, IT WOULD BE INTERESTING TO HEAR A LITTLE BIT MORE ON WHAT'S GOING ON THERE AND WHY YOU HAVE THE INCREASED CONVICTION IN THAT DIVISION AT THIS POINT? I KNOW YOU'VE TALKED ABOUT NEW BUSINESS WINS AND WHAT HAVE YOU IN 2006, AND THOSE SHOULD KIND OF COME OVER TO 2007, BUT MAYBE YOU COULD DESCRIBE A LITTLE BIT MORE IN DETAIL WHAT IS ACTUALLY GOING ON AT MENLO AND WHAT THESE NEW OFFERINGS ARE AND WHAT THEY'RE DOING FOR THESE NEW CUSTOMERS.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

THESE AREN'T SO MUCH NEW OFFERINGS, BUT WE'VE CERTAINLY BEEN ABLE TO FINE TUNE THE MODEL WE CONVERTED TO. AS YOU RECALL BACK WHEN, REALLY HOW, MENLO WAS FOUNDED, IT REALLY HAD A MODEL DESIGNED AROUND SERVING LARGE SINGLE-CLIENT PROJECTS, WHERE THE IT, THE SOLUTIONS WERE ENGINEERED SPECIFICALLY FOR A CUSTOMER, AND EVERYTHING WAS TAILOR-MADE FOR THAT CUSTOMER. AS WE CONVERTED AND MADE THIS MIGRATION TO GO FROM THE SINGLE CUSTOMER CLIENTS TO MARKET VERTICALS, WHERE WE'RE ABLE TO LEVERAGE IT SYSTEMS ACROSS CUSTOMERS WITHIN A MARKET VERTICAL, DO RAPID IMPLEMENTATION OF NEW PROJECTS FOR CUSTOMERS, AND BE ABLE TO PROVIDE THE BEST PRACTICES OVER A WIDER RANGE OF CUSTOMERS WITHIN A MARKET VERTICAL, WE'VE NOW PROVEN THAT MODEL CAN PROVIDE EFFICIENCY, WE'RE LEVERAGING THE OPERATION ACROSS THE WHOLE ENTERPRISE, WE'VE CONVERTED FROM 2000 UNTIL TODAY, WE WERE ALMOST 100% SINGLE CLIENT WAREHOUSING FACILITIES IN 2000, AND NOW WE'RE 60% MULTI-CLIENT WAREHOUSING. YOU CAN SEE THE MIGRATION OF THE MODEL WHERE WE'RE GOING TO MULTI-CLIENT WAREHOUSING AND LEVERAGING THIS SHARED INFRASTRUCTURE WITHIN THE LOGISTICS NETWORK, AND WE'RE JUST REALLY GETTING TRACTION WITH IT, AND I CAN'T TELL YOU HOW WELL THE LEAN INITIATIVES WE'VE IMPLEMENTED ARE DOING TO DRIVE COSTS OUT OF OUR ORGANIZATION AND ALSO PROVIDE TREMENDOUS CONSISTENCY OF SERVICE TO OUR CUSTOMERS.

 JUSTIN YAGERMAN  - WACHOVIA SECURITIES - ANALYST

THAT'S GREAT. WHEN YOU LOOK AT, I GUESS, JUST SWITCHING BACK TO CON-WAY QUICKLY, WHEN YOU LOOK AT TONNAGE THROUGHOUT THE FOURTH QUARTER, YOU KNOW, THE ATA TRUCK TONNAGE INDEX HAS SHOWN, WHAT WOULD POTENTIALLY BEEN A BOTTOMING OF YEAR-OVER-YEAR TONNAGE DECLINES IN NOVEMBER, I WAS WONDERING IF YOU GUYS SAW SIMILAR TYPE TRENDS IN TERMS OF YOUR QUARTERLY TONNAGE PERFORMANCE AND THEN I WOULD BE INTERESTED TO HEAR WHAT THINGS ARE LOOKING LIKE NOW THAT WE'RE BASICALLY AT THE END OF JANUARY?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

OUR QUARTERLY TONNAGE FOR THE FOURTH QUARTER TRACKED ALMOST IDENTICALLY TO WHAT THE ATA TRUCK TONNAGE INDICATOR INDICATED, DECEMBER WAS AN UPTICK FROM NOVEMBER, AND IT ACTUALLY HELPED US FINISH DECEMBER STRONGER WHICH CREATED ADDITIONAL OPERATING LEVERAGE WHICH PUSHED OUR GUIDANCE UP ABOVE THE RANGE THAT WE GAVE. SO OUR TONNAGE EXACTLY FOLLOWED THE FOURTH QUARTER ATA TONNAGE INDICATOR, AND FOR THE FIRST QUARTER WE'RE MEETING OUR PLANNED EXPECTATIONS. I CAN'T TELL YOU IT IS THE MOST ROBUST ENVIRONMENT BUT WE'RE NOT DISAPPOINTED AT THIS POINT.

 JUSTIN YAGERMAN  - WACHOVIA SECURITIES - ANALYST

IS IT ABOVE OR BELOW DECEMBER IN TERMS OF YEAR-OVER-YEAR CHANGE? WHAT I AM ASKING IS HAVE WE REVERTED BACK TO NOVEMBER AND JANUARY OR ARE WE STILL ON AN UPWARD TO FLAT PROJECTION FROM THAT WHAT COULD HAVE BEEN A BOTTOM?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

I WOULD SAY WE'RE ON A FLAT PROJECTION.

 JUSTIN YAGERMAN  - WACHOVIA SECURITIES - ANALYST

SO JANUARY IS FLATTISH ON A YEAR-OVER-YEAR BASIS WITH DECEMBER?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

YES, AND THE BIG THING IS IN JANUARY A YEAR AGO OUR TONNAGE LEVELS WERE UP 12.6% OVER THE PRIOR YEAR, SO IT IS A REALLY, REALLY DIFFICULT COMPARISON FOR US. IN FACT, IT IS PROBABLY GOING TO BE THE MOST DIFFICULT COMPARISON FOR THIS YEAR.

 JUSTIN YAGERMAN  - WACHOVIA SECURITIES - ANALYST

YOU'RE FLAT TO YOUR MOST DIFFICULT COMPARISONS THROUGH THE YEAR. WHAT ARE CUSTOMERS TELLING YOU IN TERMS OF YOUR THOUGHTS AND PLANNING FOR CAPACITY AS YOU LOOK OUT? WOULD YOU EXPECT THOSE COMPARISONS TO GET BETTER AS WE GO THROUGH THE YEAR? OBVIOUSLY THAT'S INHERENT IN YOUR TONNAGE GUIDANCE, BUT I AM CURIOUS WHAT YOUR CUSTOMERS ARE SAYING?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

AT THIS POINT OUR CUSTOMERS AREN'T GIVING US ANY PROJECTIONS FOR THE SECOND HALF OF THE YEAR OR EVEN FIRST QUARTER. WE'RE NOT GETTING A LOT OF FEEDBACK FROM OUR CUSTOMERS AS TO WHERE THEIR BUSINESS IS GOING IN THE SHORT RUN, BUT OUR COMPARISONS GET BETTER YEAR-OVER-YEAR BECAUSE WE HAD DECLINING COMPARISONS DURING 2006, SO AS KEVIN INDICATED IN OUR GUIDANCE, FIRST QUARTER WE WILL NOT SHOW A TONNAGE IMPROVEMENT YEAR-OVER-YEAR. SECOND QUARTER WE EXPECT TO GO POSITIVE, AND SECOND HALF OF THE YEAR WE EXPECT TO CONTINUE TO BUILD.

 JUSTIN YAGERMAN  - WACHOVIA SECURITIES - ANALYST

GREAT, AND I GUESS ONE LAST QUESTION FOR KEVIN. JUST A REITERATION. YOU GAVE A SHARE COUNT FOR THE FULL YEAR, AND I DIDN'T CATCH IT WHEN YOU GAVE IT. CAN YOU REPEAT THAT?

 KEVIN SCHICK  - CON-WAY  INC. - SENIOR VICE PRESIDENT AND CFO

THIS IS FOR '07?

 JUSTIN YAGERMAN  - WACHOVIA SECURITIES - ANALYST

WITH YOUR '07 GUIDANCE YOU GAVE A SHARE COUNT.

 KEVIN SCHICK  - CON-WAY  INC. - SENIOR VICE PRESIDENT AND CFO

I THINK IT WAS 48 MILLION. LET ME FLIP BACK THROUGH MY NOTES. YES, 48
MILLION.

 JUSTIN YAGERMAN  - WACHOVIA SECURITIES - ANALYST

48 MILLION.

 KEVIN SCHICK  - CON-WAY  INC. - SENIOR VICE PRESIDENT AND CFO

FOR THE YEAR.

 JUSTIN YAGERMAN  - WACHOVIA SECURITIES - ANALYST

FOR THE YEAR. THANKS, GUYS, I APPRECIATE THE TEAM.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

THANKS, JUSTIN.

 OPERATOR

YOUR NEXT QUESTION IS FROM JASON SEIDL WITH CREDIT SUISSE.

 JASON SEIDL  - CREDIT SUISSE - ANALYST

GOOD AFTERNOON, EVERYBODY.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

HEY, JASON.

 JASON SEIDL  - CREDIT SUISSE - ANALYST

QUICK QUESTION HERE. YOU GUYS REALLY TOOK CAPEX DOWN IN TERMS OF MY EXPECTATIONS. I KNOW IT WAS GOING TO BE LOWER BUT MAYBE NOT THAT MUCH. YOU SORT OF HINTED AT, YOU'RE NOT GOING TO REALLY GROW CON-WAY TRUCKLOAD ANYMORE IN TERMS OF ANY SMALL ACQUISITIONS IN THE RETAIL MARKETS, AT LEAST THAT'S WHAT I'VE HEARD FROM YOUR COMMENTS, AFTER JUNE WHAT'S THE PLAN FOR USE OF CASH NOW BECAUSE YOU'RE GOING TO HAVE A DECENT AMOUNT?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

WELL JASON, WE'RE DOING A FOLLOW-THROUGH ON THE CURRENT SHARE REPURCHASE PROGRAM, AND AT THAT POINT IN TIME WE'LL HAVE FURTHER DISCUSSIONS WITH OUR BOARD TO DETERMINE THE BEST USE OF CASH.

 JASON SEIDL  - CREDIT SUISSE - ANALYST

ARE WE GOING TO DEPEND ON WHERE THE STOCK IS AT IN THE MARKETPLACE OR ARE THERE ANY OTHER USES OF CASH AND WOULD YOU FAVOR DIVIDENDS OVER ANY SMALL ACQUISITIONS?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

I'VE BEEN TALKING ABOUT THE OPPORTUNITIES FOR SOME M&A ACTIVITY THIS YEAR.
WE ARE CONTINUING TO LOOK FOR SOME OPPORTUNITIES FOR LOGISTICS IN EUROPE AND ASIA, AND SO THAT SEARCH CONTINUES. AGAIN, WE'RE NOT TALKING HUGE PLAYS HERE BUT WE WANT TO INCREASE CAPABILITY SETS IN THOSE MARKETS SO WE CAN CONTINUE TO LEVERAGE THE RELATIONSHIP WE HAVE WITH CURRENT CUSTOMERS WHO ARE ASKING US FOR GREATER CAPABILITIES IN THOSE MARKET. AND WE CONTINUE TO BE INTERESTED IN THE TRUCKLOAD SPACE. CERTAINLY THE DYNAMICS OF THE TRUCKLOAD SPACE RIGHT NOW HAVE CHILLED THAT A LITTLE BIT, BUT THAT'S GOING TO CHANGE. I BELIEVE THIS IS JUST A TEMPORARY CAPACITY ISSUE.

 JASON SEIDL  - CREDIT SUISSE - ANALYST

OKAY. I AGREE WITH THAT. WHAT I AM LOOKING AT THE COMPETITIVE LANDSCAPE, UPS SEEMS LIKE IT IS FINALLY GETTING A LITTLE BIT MORE COMPETITIVE NOW THAT THEY LINKED UP SOME OF THEIR TECHNOLOGY WITH PACKAGE DIVISION AND FREIGHT DIVISION AND TRACKING AND TRACING. ARE YOUR PEOPLE STARTING TO SEE THEM INCREASE AS A COMPETITOR COMPARED TO THE OLD OVERNIGHT?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

I THINK IT IS TOO EARLY FOR US TO BE ABLE TO TELL THAT. THE MARKETPLACE, DEPENDING ON THE LANE, YOU HAVE A WHOLE DIFFERENT SET OF COMPETITORS, SO AT THIS POINT I HAVEN'T RECEIVED ANY FEEDBACK FROM OUR FIELD SALES ORGANIZATION THAT WE'RE NOTICING THAT KIND OF IMPACT.

 JASON SEIDL  - CREDIT SUISSE - ANALYST

OKAY. YOU MENTIONED YOUR DECEMBER; OR EXCUSE ME, YOUR JANUARY COMPS AT TONNAGE OR COMPS ARE UP 12%. WHAT WERE YOU COMPING IN YOUR DECEMBER MONTH IN TERMS OF 2005 TO 2006?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

KEVIN, DO YOU HAVE THAT?

 KEVIN SCHICK  - CON-WAY  INC. - SENIOR VICE PRESIDENT AND CFO

WHAT WAS THE QUESTION NOW?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

THE DECEMBER COMPARISONS.

 JUSTIN YAGERMAN  - WACHOVIA SECURITIES - ANALYST

YES, DECEMBER COMPARISONS, YOU SAID YOUR JANUARY COMPARISONS ARE TOUGH, YOU'RE COMP IS UP 12%. I WAS WONDERING WHAT YOU COMPED IN DECEMBER.

 KEVIN SCHICK  - CON-WAY  INC. - SENIOR VICE PRESIDENT AND CFO

DECEMBER OF LAST YEAR WAS DOWN ABOUT 7%.

 JASON SEIDL  - CREDIT SUISSE - ANALYST

WHAT DID THAT COMP AGAINST TO '05.

 KEVIN SCHICK  - CON-WAY  INC. - SENIOR VICE PRESIDENT AND CFO

8.7%.

 JASON SEIDL  - CREDIT SUISSE - ANALYST

8.7%. OKAY, THANK YOU SO MUCH, GENTLEMEN.

 OPERATOR

YOUR NEXT QUESTION IS FROM JORDAN ALLIGER WITH DEUTSCHE BANK.

 JORDAN ALLIGER  - DEUTSCHE BANK - ANALYST

HI, MORNING OR AFTERNOON. JUST A COUPLE QUESTIONS. WHEN YOUR THINK ABOUT YOUR EXPECTATIONS AND THE NUMBERS YOU GAVE FOR 2007, IS THERE A WAY TO GET A SENSE OF HOW MUCH THAT 3.60 AND 3.90 RANGE AND THE IMPROVEMENT OF THE BACK HALF OF THE YEAR IS DUE IT SOME SORT OF ECONOMIC REACCELERATION VERSUS THINGS YOU NEED TO DO AND EXECUTE ON YOUR OWN WHETHER IT BE THE VOLUME PRICE ANGLE OR WHAT HAVE YOU?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO


CERTAINLY WHEN WE MODELED THIS YEAR WE'RE LOOKING FOR JUST MODERATE ECONOMIC EXPANSION. I THINK WE MODELED OUR PLAN AT A GDP AROUND 2%, AND SO WE'RE NOT EXPECTING A HUGE AMOUNT OF OUR GROWTH THIS YEAR TO COME FROM REAL ACCELERATION OF THE ECONOMY. NOW WE DO EXPECT THE SECOND HALF TO BE A LITTLE BIT STRONGER THAN THE FIRST HALF, AND THAT'S HISTORICALLY HOW TONNAGE LEVELS DO FOLLOW, BUT WE'RE CERTAINLY EXPECTING TO SEE TRACTION FROM THE REINVIGORATED SALES AND MARKETING EFFORT THAT WE'RE UNDERTAKING.

 JORDAN ALLIGER  - DEUTSCHE BANK - ANALYST

AND IN TERMS OF THINKING ABOUT THE VOLUME PRICE ANGLE OF THINGS, WHICH YOU WERE SORT OF SORTING THROUGH LAST YEAR, ARE YOU AT A LEVEL NOW WHERE YOU FEEL SORT OF PRETTY COMFORTABLE WITH THE BLEND AND THE SALES AND MARKETING GUYS KNOW WHAT THEY NEED TO DO?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

I THINK CERTAINLY WE'RE TRYING TO MAKE SURE THE VALUE OF OUR PRODUCT AND THE SERVICE THAT WE'RE PROVIDING IS ALIGNED PROPERLY WITH THE PRICE, COMMENSURATE WITH THE PRICE, BUT I CAN TELL YOU VIRTUALLY ALL OF THE MAJORITY OF THE SALES STRATEGIES THAT WE HAVE DESIGNED AND ARE PUTTING IN PLACE, VERY FEW OF THEM RELY ON PRICE TO GET THE JOB DONE. WE'RE HAVING SALES STRATEGY THAT TACKED THE MARKETPLACE ON SEVERAL DIFFERENT FRONTS, AND SO WE'RE PRETTY EXCITED ABOUT THE PLAN THAT WE PUT TOGETHER TO GO OUT THERE AND CAPTURE SOME MARKET SHARE THIS YEAR.

 JORDAN ALLIGER  - DEUTSCHE BANK - ANALYST

JUST A FINAL SIDE QUESTION, WHAT IS IT THAT SHIPPERS/LOGISTICS CUSTOMERS ARE SEEKING THE MOST OF THESE DAYS FROM WHAT YOU DO AT MENLO? WHAT IS THE -- WHERE IS THE PRODUCT DEMAND RIGHT NOW?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

THE MAJORITY OF DEMAND WE'VE BEEN FOCUSING ON AND GETTING THE MOST TRACTION IS WITH OUR MULTI-CLIENT WAREHOUSING, AND THEN DOING THE TRANSPORTATION MANAGEMENT FOR THEM OUT OF THE WAREHOUSE AND PROVIDING VALUE-ADDED SERVICES WITHIN THE WAREHOUSE ENVIRONMENT.

 JORDAN ALLIGER  - DEUTSCHE BANK - ANALYST

GREAT. THANK YOU.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

THANK YOU.

 OPERATOR

YOUR NEXT QUESTION COMES FROM SCOTT FLOWER WITH BANK OF AMERICA.

 SCOTT FLOWER  - BANK OF AMERICA - ANALYST

GOOD AFTERNOON, ALL.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

HI, SCOTT.

 SCOTT FLOWER  - BANK OF AMERICA - ANALYST

JUST WONDERING, AND I KNOW PART OF- OBVIOUSLY YIELDS SEEM LIKE THEY'VE HELD BUT, BUT HOW DID YIELDS BEHAVE IF YOU TRY TO MIX ADJUST FOR THE SPOT BOOK PROGRAM? OBVIOUSLY THAT IS NOT AN AREA YOU'VE EMPHASIZED AS MUCH. I'M JUST WONDERING ON PERHAPS A [INAUDIBLE] STORE SALES BASIS OR A SIMILAR CONTRACT BASIS ADJUSTING OUT SOME OF THE SPOT QUOTE WHICH OBVIOUSLY WAS MUCH LESS EMPHASIZED FROM BASICALLY MID-YEAR GOING FORWARD HOW PRICING BEHAVES?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

SCOTT, I DIDN'T BREAK THAT OUT FOR THIS CALL SPECIFICALLY BECAUSE SPOT BOOK CONTINUED TO TAIL OFF AS WE WENT THROUGH 2006; CERTAINLY THE YIELD IMPROVED A LITTLE BIT BECAUSE OF THE SHIPMENT WEIGHT DECLINED A LITTLE BIT YEAR-OVER-YEAR. THAT'S PROBABLY HAD A BIGGER IMPACT ON IT, AND THAT'S CERTAINLY SPOT WOULD HAVE SOMETHING TO DO WITH THAT.

 PATRICK FOSSENIER  - CON-WAY  INC. - INVESTOR RELATIONS

YES, SCOTT, WE'RE DOWN ABOUT 30 POUNDS IN AVERAGE WEIGHT PER SHIPMENT. WE WERE 11.94 A YEAR AGO, AND THIS FOURTH QUARTER WE WERE 11.62 SO OBVIOUSLY SPOT QUOTE IMPACTS OR THEIR LACK THEREOF HAS HAD AN IMPACT ON DRIVING DOWN THAT WEIGHT PER SHIPMENT.

 SCOTT FLOWER  - BANK OF AMERICA - ANALYST

AND THEN I GUESS A COUPLE OTHER THINGS. I KNOW THAT IT WAS EARLY, BUT MAYBE MORE BROADLY, AGAIN THE ANSWER MAY BE TOO EARLY TO TELL BUT OBVIOUSLY BETWEEN FED EX RATE WHICH YOU'VE SEEN FOR A LONG TIME AND I KNOW WATKINS REALLY ISN'T YOUR STICK AND UPS. ARE YOU SEEING ANY DIFFERENT APPROACHES FROM A BUNDLING STANDPOINT IN THE MARKETPLACE. IN OTHER WORDS, ARE THE PARCEL CARRIERS TRYING TO LINK IN HOW THE CUSTOMERS USE [INAUDIBLE] PARCEL PLUS LTL AND A BUNDLED CONTRACTUAL RELATIONSHIP AS OPPOSED TO PERHAPS JUST SELLING IT AS A LTL PROPOSITION?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

WE'VE SEEN A LITTLE BIT OF EVIDENCE THAT THERE'S DISCUSSIONS IN THE MARKETPLACE ABOUT IT, WE HAVEN'T NECESSARILY SEEN MUCH OF IT IN SUBTRACTION. THE FOCUS GROUPS WE DID WITH CUSTOMERS INDICATE THAT LTL IS NOT A COMMODITY BUSINESS. AND SO IT WASN'T HIGH ON THEIR PRIORITY LIST OF THINGS THEY WERE LOOKING FOR.

 SCOTT FLOWER  - BANK OF AMERICA - ANALYST

OKAY. AND THEN TWO LAST QUESTIONS. I DON'T THINK IT HAS BEEN ANNOUNCED. I JUST WANT TO KNOW WHERE IT IS IN THE PROCESS. YOU ALL TALKED ABOUT A MAJOR BID AT MENLO AND OBVIOUSLY THAT WE'RE GETTING KICKED OUT BASED ON THE AWARD. WHERE ARE WE JUST IN THE PROCESS OF FINDING OUT, HAVE WE FOUND OUT IN TERMS OF THE ONE MAJOR BID WHERE YOU INVESTED A SIGNIFICANT AMOUNT OF MAN POWER AND COSTS AND ET CETERA.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

THERE WERE LEGAL CHALLENGES ASSOCIATED WITH THAT BID, AND THOSE WERE RESOLVED SO THERE WAS A REQUEST FOR ADDITIONAL INFORMATION, SO IT IS BEING REKINDLED AND WE EXPECT TO- WE HOPE TO HEAR SOMETHING IN THE FOURTH QUARTER.

 SCOTT FLOWER  - BANK OF AMERICA - ANALYST

THE LAST QUESTION, I KNOW YOU'VE GIVEN US A DIRECTIONAL SENSE, BUT MAYBE A LITTLE MORE COLOR, OBVIOUSLY GIVEN THE LTL YOU'RE TRYING TO BE CAREFUL IN TERMS OF THE EXPANSION IN THAT UNIT AND THE INTERNAL LINEHAUL FOCUS DOES THAT EFFECTIVELY MEAN NO EXPANSION THIS YEAR, LIMITED EXPANSION? IS THERE ANY WAY YOU CAN GIVE US BRACKETING ON WHAT WE SHOULD THINK ABOUT THE TRUCKLOAD UNIT IN TERMS OF NO EXPANSION, SOME EXPANSION, OR WHERE IT FITS IN THAT UNIVERSE?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

RIGHT NOW SCOTT WE'RE LOOKING AT LIMITED EXPANSION IN THE TRUCKLOAD SPACE. JUST WITH THE CAPACITY SUPPLY AND DEMAND DYNAMICS RIGHT NOW IN THE TRUCKLOAD MARKET PLACE, IT DIDN'T MAKE A LOT OF SENSE TO US TO TRY TO BE ADDING ADDITIONAL CAPACITY IN THE REGIONAL MARKET WHILE THERE IS PLENTY AVAILABLE, AND SO WE JUST ARE REFOCUSING OUR INTERNAL EFFORTS RIGHT NOW.

 SCOTT FLOWER  - BANK OF AMERICA - ANALYST

OKAY, THANK YOU VERY MUCH ALL.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

THANK YOU.

 OPERATOR

YOUR NEXT CO-COMES FROM KEN HOEXTER WITH MERRILL LYNCH.

 KEN HOEXTER  - MERRILL LYNCH - ANALYST

GOOD MORNING. YOU TALKED A BIT ABOUT THE TRUCKLOAD SIDE WITHIN CON-WAY. WHAT PERCENTAGE NOW DOES THE TRUCKLOAD DIVISION MOVE FOR THE COMPANY?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

ABOUT A QUARTER. ABOUT 25%.

 KEN HOEXTER  - MERRILL LYNCH - ANALYST

OKAY. YOU WERE SAYING THAT YOU'RE GOING TO TAKE THE REST OF THAT CAPACITY AND START TO FOCUS MORE ON OTHER MOVES THAT CON-WAY MAKES OR I DIDN'T QUITE UNDERSTAND WHAT YOU WERE THROWING OUT THERE.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

WE HAVE SOME REGIONAL TRUCKLOAD BUSINESS WE'RE GOING TO BE PUTTING SOME EMPHASIS ON TO DO INTERNALLY, AND SO WE'LL BE TAKING SOME OF THE THAT CAPACITY AND DOING THAT, AND THERE IS SOME ADDITIONAL LANES IN THE TRANSCONTINENTAL WHICH WE'LL ALSO BE MOVING OVER, BUT FOR THE YEAR WE'RE EXPECTING ABOUT 20% OF THE REVENUES THAT ARE GENERATED BY OUR TRUCKLOAD UNIT WILL BE EXTERNAL, EXTERNAL BUSINESS.

 KEN HOEXTER  - MERRILL LYNCH - ANALYST

OKAY. ON THE RATES, YOU KNOW, OBVIOUSLY A VERY STRONG CORE RATE PURE PRICING INCREASE, I THINK RELATIVE TO EXPECTATIONS DESPITE THE VOLUME ENVIRONMENT, DOES THAT GO BACK TO SIX MONTHS AGO AT YOUR CONFERENCE WHEN YOU WERE TALKING ABOUT FOCUSING NOW ON IMPROVING RATES AT THE EXPENSE OF VOLUMES? IS THAT KIND OF ALONG WITH THAT PROGRAM OR IS THIS -- IS THE MARKET JUST REMAINED TIGHTER OR I GUESS IT HASN'T BEEN WITH THE VOLUMES DOWN BUT SOMETHING ELSE OUT THERE THAT'S DRIVING THAT PURE RATE INCREASE?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

CERTAINLY THE YIELD IMPROVEMENT WE SAW WAS A RESULT OF THE YIELD ENHANCEMENT INITIATIVES WE TOOK LAST YEAR. WHILE WE DID LOSE SOME BUSINESS VOLUME AS A RESULT OF THAT, YOU KNOW, IT LOOKS AT THIS POINT THAT IT SERVED US FAIRLY WELL AS WE FINISHED THE YEAR BECAUSE THE YIELD IMPROVEMENT HELPED OFFSET SOME OF THE TONNAGE DECLINES WE EXPERIENCED FROM THE BROADER ECONOMIC ISSUES THAT WERE OCCURRING. CERTAINLY IT WAS SOMETHING THAT HELPED US. NOW, AS WE GO FORWARD INTO THIS YEAR, THAT REALIGNING OUR SALES STRATEGIES, YOU KNOW, CERTAINLY WE HAVE THE ABILITY TO PRICE A SPECIFIC SEGMENT OF BUSINESS BASED ON THE NEEDS WE HAVE BECAUSE OF THE EITHER SUPPLY AND DEMAND IN OUR NETWORK OR I SHOULD SAY CAPACITY NEEDS IN OUR NETWORK OR LANE DENSITY THAT WE WANT TO BUILD, SO WE'RE GOING TO USE PRICE VERY STRATEGICALLY. WE HAVE NO DESIGNS ON GOING OUT THERE AND BEING BROAD-BASED PRICERS.

 KEN HOEXTER  - MERRILL LYNCH - ANALYST

OKAY, QUICK NUMBER QUESTION: I THINK YOU HAD THROWN OUT WHAT YOUR BRANDING COSTS IN '07 WERE GOING TO BE. I DIDN'T QUITE CATCH THAT.

 KEVIN SCHICK  - CON-WAY  INC. - SENIOR VICE PRESIDENT AND CFO

$12 MILLION.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

$12 MILLION.

 KEN HOEXTER  - MERRILL LYNCH - ANALYST

THAT IS AFTER WHAT YOU SPENT IN '06?

 KEVIN SCHICK  - CON-WAY  INC. - SENIOR VICE PRESIDENT AND CFO

IT WAS A COUPLE MILLION DOLLARS, ABOUT $2 MILLION IN TOTAL.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

KEN AS THE ECONOMY SLOWED DURING THE SECOND HALF OF 2006 WE SLOWED DOWN OUR REBRANDING INITIATIVE JUST FOR COST CONTROL PURPOSES.

 KEN HOEXTER  - MERRILL LYNCH - ANALYST

OKAY. AND THEN I JUST WANT TO FOLLOW UP ON JUSTIN'S QUESTION EARLIER WHERE HE ASKED ABOUT THE MENLO, YOU KIND OF THREW OUT A DOUBLE-DIGIT GROWTH TARGET FOR MENLO, AND WE KIND OF HAVEN'T SEEN THAT, AND I THINK YOU PRETTY MUCH HAVE BEEN TARGETING THAT FOR AWHILE. I JUST WANT TO RE-UNDERSTAND WHAT YOU HAVE IN THE PIPELINE NOW THAT GIVES YOU THAT CONFIDENCE YOU'RE GOING TO HIT THAT DOUBLE-DIGIT AFTER NOT REALLY HITTING THAT SINCE THE FIRST QUARTER OF LAST YEAR?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

KEEP IN MIND THE BEGINNING OF LAST YEAR WE SPECIFICALLY LOOKED AT OUR ACCOUNT BASE AND LOOKED AT THOSE ACCOUNTS THAT WEREN'T PRODUCING MARGINS THAT WE FELT WERE COMMENSURATE WITH THE SERVICES THAT WERE BEING PROVIDED, AND WE ELECTED TO TRY TO RENEGOTIATED SOME OF THOSE CONTRACTS, AND SOME OF THE BUSINESS WENT AWAY, SO WE HAD A SIGNIFICANT AMOUNT OF BUSINESS THAT MENLO LOST THIS PAST YEAR DUE TO SOME RATE NEGOTIATIONS. THAT BEING SAID, THEY GAINED A TREMENDOUS AMOUNT OF TRACTION. AS THIS MODEL IS BEGINNING TO BEAR FRUIT AND WE'RE SEEING THE BENEFITS OF THE LEVERAGE ON THE OPERATING MARGIN SIDE BUT CUSTOMERS ARE REALLY STARTING TO SEE THE BENEFIT OF HOW THIS MODEL CAN GIVE THEM SOME IMMEDIATE IMPROVEMENT IN SOME OF THE ASPECTS OF THEIR SUPPLY CHAIN, WE'RE GETTING GREAT OPPORTUNITIES, AND THE SOLUTIONS WE'RE BEING ABLE TO PROVIDE WHEN CUSTOMERS ARE BIDDING THEIR TRAFFIC WE'RE GETTING A GOOD PORTION OF THESE OPPORTUNITIES WE'RE CONVERTING INTO WINS, AND SO WE'RE VERY, VERY EXCITED AND OPTIMISTIC ABOUT THE FACT THAT THIS MODEL IS PROVING OUT TO BE WHAT WE EXPECTED IT TO BE.

 KEN HOEXTER  - MERRILL LYNCH - ANALYST

GREAT. THANK YOU, GUYS.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

THANK YOU.

 OPERATOR

YOUR NEXT QUESTION IS FROM ART HATFIELD WITH MORGAN KEEGAN.

 ARTHUR HATFIELD  - MORGAN KEEGAN & CO., INC. - ANALYST

GOOD MORNING, GUYS. PRETTY MUCH ALL OF MY QUESTIONS HAVE BEEN ANSWERED, BUT GOING BACK TO PRICING A LITTLE BIT, IS THERE A SECTOR EITHER GEOGRAPHIC OR KIND OF AN INDUSTRY VERTICAL THAT YOU'VE KIND OF BEEN SURPRISED THINGS ARE WEAKER THAN YOU THOUGHT THEY WOULD BE AT THIS POINT IN TIME?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

ART, I WAS KIND OF SURPRISED AT HOW BROAD-BASED THE INDUSTRIAL SECTOR SLOWED DOWN THIS PAST- THE END OF LAST YEAR. IT HAPPENED RELATIVELY QUICKLY, AND I DON'T HAVE AT THIS POINT- OUR TOOLS AREN'T SOPHISTICATED TO TELL US HOW MUCH MIGHT BE RELATED SPECIFICALLY TO THE AUTO SEGMENT AND THE ANCILLARY BUSINESS THAT TIE TO THE AUTO SEGMENT, BUT THAT WAS THE PART THAT SURPRISED ME. THE WEST COAST WAS THE STRONGEST -- THE WESTERN STATES WERE OUR STRONGEST MARKETS FOR REALLY THE FIRST HALF AND THREE QUARTERS OF LAST YEAR, AND IN THE FOURTH QUARTER WE STARTED TO LOSE TRACTION ON THE WEST COAST, AND STARTED TO ACTUALLY GET A LITTLE MORE GAIN IN THE MIDWEST AND THE SOUTHEAST, AND THAT CONTINUES INTO THE FIRST QUARTER WHERE THE WESTERN PART OF THE COUNTRY SEEMS TO BE LAGGING A BIT BEHIND THE MIDWEST AND THE EAST.

 ARTHUR HATFIELD  - MORGAN KEEGAN & CO., INC. - ANALYST

GREAT. THAT'S ALL I HAD.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

THANKS, ART.

 OPERATOR

YOUR NEXT QUESTION IS FROM JON LANGENFELD WITH ROBERT W. BAIRD AND COMPANY

 JON LANGENFELD  - ROBERT W. BAIRD & COMPANY, INC. - ANALYST

DOUG, KEVIN, PAT, GOOD AFTERNOON.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

HI, JOHN.

 JON LANGENFELD  - ROBERT W. BAIRD & COMPANY, INC. - ANALYST

KEVIN OR DOUG, CAN YOU TALK A LITTLE BIT ABOUT THE SALES INITIATIVES, HOW FAR INTO THAT ARE YOU? ARE WE STILL IN THE EARLY INNINGS OF GETTING THE PROGRAMS ROLLED OUT AND TESTED WITH HOW THE MESSAGE IS BEING RECEIVED WITH CUSTOMERS?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

I WOULD SAY WE'RE DEFINITELY IN THE EARLY INNINGS, BUT SO FAR I AM QUITE PLEASED WITH SOME OF THE EARLY TRACTION THAT WE'RE GETTING WITH SOME OF THESE INITIATIVES, AND I AM NOT GOING TO TALK ABOUT SPECIFIC STRATEGIES WE'RE UNDERGOING FOR COMPETITIVE REASONS, BUT WE'RE JUST TAKING A DIFFERENT PERSPECTIVE TO THE SALES APPROACH AND THE SALES PROCESS, AND WE'RE REALLY SEGMENTING THE MARKET DIFFERENTLY THAN WE HAVE IN THE PAST.

 JON LANGENFELD  - ROBERT W. BAIRD & COMPANY, INC. - ANALYST

SUFFICE TO SAY YOU HAVE A PRETTY STRUCTURED TRACKING MECHANISM TO SEE HOW THE INITIATIVES ARE PAYING OFF WITH THE CUSTOMER REQUEST?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

WE'RE TRACKING -- I'D SAY WE BUILT SOME NEW TOOLS. TIME WILL TELL WHETHER THESE TOOLS ARE GOING TO GIVE US THE VISIBILITY WE WANT AND WE'LL CONTINUE TO WORK ON IMPROVING THAT AS OUR NEEDS DICTATE.

 JON LANGENFELD  - ROBERT W. BAIRD & COMPANY, INC. - ANALYST

HAVE YOU BEEN SURPRISED AT ALL IN TERMS OF HOW WELL THE PRICES ENVIRONMENT HAS HELD UP GIVEN THE WEAKNESS ON THE TRUCKLOAD SIDE AND GIVEN KIND OF JUST THE DAMPENED EXPECTATIONS OF THE DOMESTIC FREIGHT MARKET.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

I CAN'T SAY I AM SURPRISED. I AM PLEASED TO SEE IT. I THINK THE FACT THAT WE HAVE IS REALLY BECAUSE LTL IS MUCH MORE CONCENTRATED IN THE HANDFUL OF SOME VERY LARGE COMPANIES THAT ARE MORE DISCIPLINED THAN WHEN WE HAD A LOT OF SMALLER COMPETITORS, I THINK THAT'S PLAYING A MAJOR ROLE IN KEEPING PRICING FAIRLY STEADY.

 JON LANGENFELD  - ROBERT W. BAIRD & COMPANY, INC. - ANALYST

AND THEN FINALLY ON THE MENLO SIDE, THE MULTI-CLIENT WAREHOUSE APPROACH, ONE CONCERN I HAVE ON THAT IS LOOKING DOWN THE ROAD WHEN THE ECONOMY DOES TURN DOWN, ISN'T THERE MORE INHERENT RISK IN THAT TYPE OF MODEL THAN A SINGLE CLIENT WAREHOUSE?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

NO, BECAUSE NUMBER ONE WE'RE ABLE TO LEVERAGE THE COST- THE INFRASTRUCTURE COSTS ACROSS A MUCH BROADER BASE OF ACCOUNTS. AND THE MODEL ITSELF BECAUSE WE ARE ATTRACTING MORE OF A MID-MARKET CUSTOMER THERE IS LESS VOLATILITY. WHEN YOU HAVE SINGLE CLIENT CUSTOMERS AND THEIR VOLUME DROPS OFF DRAMATICALLY, FREQUENTLY YOU CAN'T SHED COSTS, YOU DON'T HAVE THE VARIABLE COST BASIS TO SHED IT. IF YOU LOSE A CUSTOMER IN THE MID-MARKET IT'S NOT THAT BIG OF A SEGMENT OF YOUR BUSINESS SINCE YOU'RE ABLE TO RESPOND FASTER.

 JON LANGENFELD  - ROBERT W. BAIRD & COMPANY, INC. - ANALYST

COULD YOU SHARE WITH US WHAT YOUR CUSTOMER CONCENTRATION IS ON MENLO NOW? I THINK YOU HAD FOUR OR FIVE THAT ACCOUNTED FOR 50% OF YOUR REVENUE A YEAR OR TWO AGO?

 KEVIN SCHICK  - CON-WAY  INC. - SENIOR VICE PRESIDENT AND CFO

THAT'S DIMINISHED. I THINK IT IS DOWN TO THE TOP FIVE OR SOMETHING IN THE ORDER OF 35%, SOMEWHERE IN THAT AREA, 35 TO 40%.

 JON LANGENFELD  - ROBERT W. BAIRD & COMPANY, INC. - ANALYST

OKAY. GOOD ENOUGH.

 KEVIN SCHICK  - CON-WAY  INC. - SENIOR VICE PRESIDENT AND CFO

THAT CLUSTER OF CONCENTRATION HAS BEEN DIMINISHING.

 JON LANGENFELD  - ROBERT W. BAIRD & COMPANY, INC. - ANALYST

GREAT. THANK YOU.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

THANK YOU, JOHN.

 OPERATOR

YOUR NEXT QUESTION COMES FROM ASHLEY WOLFE WITH BEAR STEARNS.

 EDWARD WOLFE  - BEAR, STEARNS & CO. - ANALYST

HI. I THINK IT IS ED WOLFE.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

HI, ED.

 EDWARD WOLFE  - BEAR, STEARNS & CO. - ANALYST

HI, HOW ARE YOU? CAN YOU JUST WALK US THROUGH IN TERMS OF WEIGHT PER SHIPMENT HOW THAT'S BEEN FROM OCTOBER THROUGH JANUARY?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

DO YOU HAVE THAT MONTH BY MONTH?

 KEVIN SCHICK  - CON-WAY  INC. - SENIOR VICE PRESIDENT AND CFO

LET ME SEE. WE'RE TRYING TO DIG IT OUT HERE AND SEE IF WE HAVE IT.

 EDWARD WOLFE  - BEAR, STEARNS & CO. - ANALYST

IF I HEARD YOU RIGHT, YOU SAID TONNAGE WAS WORSE IN NOVEMBER YEAR-OVER-YEAR, IMPROVED A LITTLE BIT IN DECEMBER AND JANUARY, BUT I AM INTERESTED JUST TO UNDERSTAND USUALLY WEIGHT OF SHIPMENT IS A PRETTY GOOD INDICATOR OF THE ECONOMY OVERALL, INDUSTRIAL ECONOMY ANYWAY. WHILE YOU'RE LOOKING FOR THAT MAYBE, DOUG, HOW MUCH DO YOU THINK OF THE MINUS 8% TONNAGE IS THE ECONOMY AND HOW MUCH OF IT HAD TO DO WITH THE TIMING OF YOUR RATE INCREASE? I REALIZE THIS IS DIRECTIONAL, BUT JUST ROUGH.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

YOU KNOW, ED, I HAVE TRIED TO RECONCILE THAT, AND I AM NOT SURE I CAN EXACTLY. YOU KNOW, THE FACT THAT OUR TONNAGE LEVEL ALMOST TRACKED IDENTITY TO WHAT THE ATA'S TONNAGE INDICATORS ARE, GIVES ME A REASON TO BELIEVE THAT A BROAD PORTION OF OUR TONNAGE DECLINE ACTUALLY OCCURRED WITH THE ECONOMIC RETRACTION.

 EDWARD WOLFE  - BEAR, STEARNS & CO. - ANALYST

EXCEPT THAT WAS ONE MONTH FROM THE ATA. IT WASN'T THAT BADLY FOR THE QUARTER NEARLY, AND YOU GUYS HISTORICALLY GROW MUCH BETTER THAN A LONG HAUL GUYS WHO ARE RIGHT NOW SHRINKING LESSER IN LINE WITH YOU.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

HOWEVER, WHAT I WAS GOING TO SAY WAS THAT THE FACT THAT THE THIRD QUARTER WE DEFINITELY SAW TONNAGE DECLINE, AND EVEN AT THE END OF THE SECOND QUARTER BECAUSE OF OUR YIELD INITIATIVES, SO I AM GOING TO HAVE TO SAY IT IS PROBABLY IN THE AREA OF 30% OF IT WAS PROBABLY THE PRICING INITIATIVES, AND ABOUT 70% OF IT WAS ECONOMICALLY DRIVEN.

 EDWARD WOLFE  - BEAR, STEARNS & CO. - ANALYST

OKAY.

 KEVIN SCHICK  - CON-WAY INC. - SENIOR VICE PRESIDENT AND CFO

ED, BACK ON YOUR WEIGHT PER SHIPMENT, WERE YOU LOOKING AT SUCCESSIVE QUARTERS IN TERMS OF Q4 LAST YEAR AGO IN '05 AND THEN MOVING THROUGH '06?

 EDWARD WOLFE  - BEAR, STEARNS & CO. - ANALYST

I WAS JUST HOPING, YOU KNOW, OCTOBER YEAR-OVER-YEAR, NOVEMBER YEAR-OVER-YEAR, DECEMBER YEAR-OVER-YEAR, AND JANUARY YEAR-OVER-YEAR, HOW THAT LOOKED.

 KEVIN SCHICK  - CON-WAY INC. - SENIOR VICE PRESIDENT AND CFO

 THEY WERE ALL DOWN. IF YOU LOOKED AT THE RESPECTIVE MONTHS FOR '05 VERSUS '06, THEY'RE ALL DOWN ABOUT 30 POUNDS, 35 POUNDS IN EACH RESPECTIVE MONTH OVER THE PREVIOUS YEAR.

 EDWARD WOLFE  - BEAR, STEARNS & CO. - ANALYST

AND ON A PERCENTAGE TERMS, WHAT IS THAT ROUGHLY? IT'S BEEN PRETTY INSTEAD AND I STAYING DOWN ABOUT 2.5% OR SO?

 KEVIN SCHICK  - CON-WAY INC. - SENIOR VICE PRESIDENT AND CFO

YES, ABOUT 2.5% DOWN.

 EDWARD WOLFE  - BEAR, STEARNS & CO. - ANALYST

OKAY. YOU KNOW, IF I JUST TAKE YOUR FOURTH QUARTER REPORT ON AN ONGOING BASIS AND RUN IT AT KIND OF WHAT FOURTH QUARTER HAS BEEN ON AVERAGE OVER THE LAST FIVE YEARS, 29% OR SO, I GET 2.63 AS A RUN RATED. OBVIOUSLY YOU'VE GIVEN GUIDANCE WELL ABOVE THAT AND ANOTHER $0.12 DRAG IT LOOKS LIKE FROM THE CON-WAY MARKETING OR BRANDING YOU TALKED ABOUT, SO YOU'VE GOT SOME PRETTY GOOD CONFIDENCE GOING FORWARD, AND I AM JUST TRYING TO UNDERSTAND I THINK YOU SAID YOU ASSUMED THE ECONOMY DOESN'T REALLY CHANGE MUCH IN YOUR ESTIMATES, BUT THAT THE TONNAGE COMES BACK AND I AM GUESSING SOME OF THE THAT IS EASIER COMPS. CAN YOU TALK A LITTLE BIT ABOUT HOW YOU EXPECT THAT TONNAGE TO COME BACK AND THEN YOU ASSUMED THE YIELDS REMAINED FAIRLY FLAT TO DOWN A LITTLE BIT. IS THAT WHAT YOUR ASSUMPTION IS GOING FORWARD?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

WE EXPECT THERE WILL BE A GENERAL RATE INCREASE SOMETIME IN THE SECOND QUARTER, AND WE ANTICIPATE THAT IF WE FOLLOW HISTORICAL PATTERNS THAT THAT WILL BE -- THAT WILL DISSIPATE AS THE YEAR GOES ON HOWEVER WE PLAN ON REMAINING POSITIVE FOR THE YIELD FOR THE FULL YEAR, AND WE ALSO ANTICIPATE THAT TONNAGE WILL ACCELERATE. THE ECONOMY SLOWED DOWN HERE A BIT, AND AS THE ECONOMY PICKS UP, WE'LL SEE A BROADER EXPANSION IN THE SECOND HALF OF THE YEAR THAN WE EXPECT TO SEE IN THE FIRST HALF, AND WE ALSO EXPECT TO CAPTURE MARKET SHARE THROUGH OUR NEW MARKETING INITIATIVES.

 EDWARD WOLFE  - BEAR, STEARNS & CO. - ANALYST

SO SOME ECONOMY PICKING UP, SOME MARKET SHARE, BUT ON THE PRICING SIDE THAT STAYS FIRM, IS THAT THE GENERAL ASSUMPTION?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

YES. WE'RE NOT ANTICIPATING THE PRICING MARKET EVAPORATING ON US.

 EDWARD WOLFE  - BEAR, STEARNS & CO. - ANALYST

ONE OTHER THOUGHT FORTUNATELY THE MIX A YEAR AGO, EVERYBODY ALL THE LTL GUYS SAW A BUNCH OF TRUCK LOAD STUFF BECAUSE OF WHAT WAS GOING ON WITH THE HURRICANES. I AM GUESSING THAT MAKES THE TONNAGE COMPS TOUGHER RIGHT NOW.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

IT CERTAINLY DOES AND THAT CERTAINLY IS WHAT I THINK THE BIGGEST DRIVER IN THE YEAR-OVER-YEAR WEIGHT PER SHIPMENT DECLINE WAS.

 EDWARD WOLFE  - BEAR, STEARNS & CO. - ANALYST

I AM GUESSING IT ALSO MAKES THE MIX AN EASIER COMP ON YIELDS THAT ARE GOING TO GET MORE DIFFICULT AS THEY LOOK WHEN YOU GO OUT BECAUSE THERE IS LESS TRUCKLOAD IN THE MIX VERSUS A YEAR AGO AND MORE LTL IN THE MIX WHICH HAS A HIGHER REV PER POUND, IS THAT A FAIR ASSUMPTION?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

I THINK THAT'S FAIR.

 EDWARD WOLFE  - BEAR, STEARNS & CO. - ANALYST

THANKS, GUYS, APPRECIATE IT.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

THANKS, ED.

 OPERATOR

YOUR NEXT QUESTION IS FROM DAVID ROSS WITH STIFEL NICOLAUS.

 DAVID ROSS  - STIFEL NICOLAUS - ANALYST

HELLO, EVERYONE.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

HI, DAVE.

 DAVID ROSS  - STIFEL NICOLAUS - ANALYST

QUESTION I HAD WAS IN THE MIX OF REGIONAL BUSINESS VERSUS LONG HAUL BUSINESS OR AS YOU SAY NEXT DAY AND SECOND-DAY VERSUS THREE-DAY PLUS BUSINESS, IF YOU CAN REMIND US WHAT THE BREAKDOWN IS IN THOSE AREA AND IS HOW THAT'S CHANGED IN THE FOURTH QUARTER OF '06 VERSUS '05?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

42% OF OUR BUSINESS, AND IT IS DOWN JUST A COUPLE OF TENTHS OF A PERCENT YEAR-OVER-YEAR. THE TWO-DAY BUSINESS IS AT 39%, AND THAT'S UP ACTUALLY JUST A LITTLE UNDER A PERCENT, AND THREE-DAY PLUS BUSINESS IS ABOUT 19%. THAT'S DOWN JUST A TAD.

 DAVID ROSS  - STIFEL NICOLAUS - ANALYST

OKAY. AND THEN ALSO YOUR '07 GUIDANCE, THERE WAS NO PEAK SEASON IN 2006 WHICH CAUGHT A LOT OF US BY SURPRISE. ARE YOU MODELING A PEAK AGAIN IN THE SECOND HALF?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

WE'RE MODELING JUST AS WE GO INTO Q2, Q3, Q4, WE'RE JUST MODELING
ACCELERATION.

 DAVID ROSS  - STIFEL NICOLAUS - ANALYST

OKAY. WHICH WOULD BE INLINE WITH HISTORICAL SEASONALITY VERSUS THE SEASONALITY WE SAW IN '06?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

WELL, WE'RE CERTAINLY MODELING HISTORICAL SEASONALITY WITH REGARD TO TONNAGE BUILDING THROUGHOUT THE YEAR. I DON'T BELIEVE WE'RE ANTICIPATING AS BIG A SURGE IN THE FOURTH QUARTER. WE'RE STILL TRYING TO FIGURE OUT WHETHER OR NOT THE LACK OF PEAK IS A CHANGE IN DISTRIBUTION PATTERNS THAT WE CAN EXPECT GOING FORWARD OR WHETHER OR NOT IT WAS AN ABERRATION THIS YEAR BECAUSE OF THE ECONOMIC DOWNTURN AND PERHAPS A PESSIMISTIC VIEW BY RETAILERS.

 DAVID ROSS  - STIFEL NICOLAUS - ANALYST

AND LAST QUESTION YOU'VE DONE A LOT OF INTROSPECTION RECENTLY WITH THE YIELD MANAGEMENT PROGRAM NOT WORKING OUT AS YOU THOUGHT, AND YOU'VE MIXED MENLO AND REORGANIZED THAT ORGANIZATION. HOW MUCH MORE DO YOU NEED TO FIX INTERNALLY BEFORE YOU START TO LOOK IT GROW EXTERNALLY? I KNOW YOU TALKED ABOUT POSSIBLE ACQUISITIONS LATER THIS YEAR IN EUROPE AND ASIA BUT HOW MUCH MORE IS TO BE DONE WITH THE CURRENT CON-WAY FIRST.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

WELL, WE JUST- BELIEVE ME, IT IS NOT GOING TO STOP US FROM TRYING TO GROW ALL BUSINESS SEGMENTS, AND WE ALSO EXPECT TO SEE IMPROVEMENT IN OUR MARKETING STRATEGIES, SO I DON'T WANT YOU TO COME AWAY WITH THE FACT WE FEEL LIKE WE'RE BROKEN. OUR UNDERLYING BUSINESS UNITS ARE EXTREMELY SOUND. WE JUST SEE THERE IS ADDITIONAL OPPORTUNITY TO MAKE I THEM BETTER.

 DAVID ROSS  - STIFEL NICOLAUS - ANALYST

OKAY. THANK YOU VERY MUCH.

 OPERATOR

YOUR FINAL QUESTION COMES FROM DAVID CAMPBELL WITH THOMPSON DAVIS AND
COMPANY.

 DAVID CAMPBELL  - THOMPSON DAVIS & COMPANY - ANALYST

YES, HI. THANKS. DOUG, YOUR OPERATING RATIO FOR CON-WAY IN THE SECOND QUARTER, DO YOU EXPECT THAT TO BE FLAT YEAR TO YEAR OR SOMEWHAT BETTER?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

DAVID, I DON'T HAVE THE PLAN RIGHT HERE IN FRONT OF ME. I HAVE KEVIN TAKING A LOOK TO SEE IF HE CAN MAKE A SPECULATIVE GUESS AT THAT RIGHT NOW.

 KEVIN SCHICK  - CON-WAY  INC. - SENIOR VICE PRESIDENT AND CFO

I WOULD SAY, DAVID, IT IS PROBABLY GOING TO STILL BE A LITTLE HIGHER THAN Q2 '06. OBVIOUSLY IT'S ON A SCALE THAT'S GOING TO BE NARROWING AS WE GO FORWARD INTO THE YEAR, BUT I WOULD SAY FOR Q2 THAT THE OR THIS YEAR WILL BE A LITTLE BIT HIGHER THAN '06.

 DAVID CAMPBELL  - THOMPSON DAVIS & COMPANY - ANALYST

OKAY. THANKS. AND AS FAR AS MENLO IS CONCERNED, YOU SAID 12% GROWTH, AND I THINK BOTH NET REVENUES AND OPERATING INCOME IS YOUR TARGET FOR '07; IS THAT CORRECT?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

NO WE JUST SAID LOW DOUBLE-DIGIT GROWTH. WE DIDN'T TARGET A PERCENTAGE.

 DAVID CAMPBELL  - THOMPSON DAVIS & COMPANY - ANALYST

BUT BOTH NET REVENUE AND OPERATING INCOME, CORRECT?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

THAT'S CORRECT.

 DAVID CAMPBELL  - THOMPSON DAVIS & COMPANY - ANALYST

DO YOU THINK THERE WILL BE ANY SIGNIFICANT VARIATION FROM- IN EACH QUARTER OF THE YEAR OR ROUGHLY THE SAME EACH QUARTER?

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

WE ALSO EXPECT MENLO IT BUILD AS THE YEAR PROGRESSES.

 DAVID CAMPBELL  - THOMPSON DAVIS & COMPANY - ANALYST

OKAY. OKAY. GREAT. THANKS FOR YOUR HELP. ALL MY OTHER QUESTIONS WERE
ANSWERED.

 DOUGLAS STOTLAR  - CON-WAY INC. - PRESIDENT AND CEO

THANK YOU, DAVID.

 PATRICK FOSSENIER  - CON-WAY INC. - INVESTOR RELATIONS

OPERATOR, I BELIEVE THAT'S OUR LAST QUESTION.

 OPERATOR

YES, SIR, NO MORE QUESTIONS.

 PATRICK FOSSENIER  - CON-WAY INC. - INVESTOR RELATIONS

IF YOU COULD GIVE THE REPLAY INFORMATION, I THINK WE'RE DONE. THANK YOU, EVERYBODY, FOR JOINING US.

 OPERATOR

ABSOLUTELY. THANK YOU FOR PARTICIPATING IN TODAY'S CON-WAY INC. FOURTH-QUARTER EARNINGS REVIEW CONFERENCE CALL. THIS CALL WILL BE AVAILABLE FOR REPLAY BEGINNING AT 3:00 P.M. EASTERN TODAY THROUGH 11:59 P.M. EASTERN ON FEBRUARY 13, 2007. CONFERENCE ID NUMBER FOR THE REPLAY IS 3904342. AGAIN, THE CONFERENCE ID NUMBER FOR THE REPLAY IS 3904342. THE NUMBER TO DIAL FOR THE REPLAY IS 1-800-642-1687 OR 706-645-9291. THANK YOU AGAIN FOR YOUR PARTICIPATION. YOU MAY NOW DISCONNECT.

*********************************************
FORWARD-LOOKING STATEMENTS


CERTAIN STATEMENTS IN THIS TRANSCRIPT CONSTITUTE "FORWARD-LOOKING STATEMENTS" AND ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES AND SHOULD NOT BE RELIED UPON AS PREDICTIONS OF FUTURE EVENTS. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT ARE FORWARD-LOOKING STATEMENTS, INCLUDING ANY PROJECTIONS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, ANY STATEMENTS CONCERNING PROPOSED NEW PRODUCTS OR SERVICES, ANY STATEMENTS REGARDING CON-WAY'S ESTIMATED FUTURE CONTRIBUTIONS TO PENSION PLANS, ANY STATEMENTS AS TO THE ADEQUACY OF RESERVES, ANY STATEMENTS REGARDING THE OUTCOME OF ANY CLAIMS THAT MAY BE BROUGHT AGAINST CON-WAY, ANY STATEMENTS REGARDING FUTURE ECONOMIC CONDITIONS OR PERFORMANCE, ANY STATEMENTS OF ESTIMATES OR BELIEF AND ANY STATEMENTS OR ASSUMPTIONS UNDERLYING THE FOREGOING. SPECIFIC FACTORS THAT COULD CAUSE ACTUAL RESULTS AND OTHER MATTERS TO DIFFER MATERIALLY FROM THOSE DISCUSSED IN SUCH FORWARD-LOOKING STATEMENTS
INCLUDE: CHANGES IN GENERAL BUSINESS AND ECONOMIC CONDITIONS, THE CREDITWORTHINESS OF CON-WAY'S CUSTOMERS AND THEIR ABILITY TO PAY FOR SERVICES RENDERED, INCREASING COMPETITION AND PRICING PRESSURE, CHANGES IN FUEL PRICES OR FUEL SURCHARGES, THE EFFECTS OF THE CESSATION OF THE AIR CARRIER OPERATIONS OF EMERY WORLDWIDE AIRLINES, THE POSSIBILITY THAT CON-WAY MAY, FROM TIME TO TIME, BE REQUIRED TO RECORD IMPAIRMENT CHARGES FOR LONG-LIVED ASSETS, THE POSSIBILITY OF DEFAULTS UNDER CON-WAY'S $400 MILLION CREDIT AGREEMENT AND OTHER DEBT INSTRUMENTS (INCLUDING DEFAULTS RESULTING FROM UNUSUAL CHARGES), AND THE POSSIBILITY THAT CON-WAY MAY BE REQUIRED TO REPAY CERTAIN INDEBTEDNESS IN THE EVENT THAT THE RATINGS ASSIGNED TO ITS LONG-TERM SENIOR DEBT BY CREDIT RATING AGENCIES ARE REDUCED, LABOR MATTERS, ENFORCEMENT OF AND CHANGES IN GOVERNMENTAL REGULATIONS, ENVIRONMENTAL AND TAX MATTERS, MATTERS RELATING TO THE 1996 SPIN-OFF OF CONSOLIDATED FREIGHTWAYS CORPORATION
(CFC), INCLUDING THE POSSIBILITY THAT CFC'S MULTI-EMPLOYER PENSION PLANS MAY ASSERT CLAIMS AGAINST CON-WAY, MATTERS RELATING TO THE SALE OF MENLO WORLDWIDE FORWARDING, INC., INCLUDING CON-WAY'S OBLIGATION TO INDEMNIFY THE BUYER FOR CERTAIN LOSSES IN CONNECTION WITH THE SALE, AND MATTERS RELATING TO CON-WAY'S DEFINED BENEFIT PENSION PLANS. THE FACTORS INCLUDED HEREIN AND IN
ITEM 7 OF CON-WAY'S 2005 ANNUAL REPORT ON FORM 10-K AS WELL AS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION COULD CAUSE ACTUAL RESULTS AND OTHER MATTERS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENTS. AS A RESULT, NO ASSURANCE CAN BE GIVEN AS TO FUTURE FINANCIAL CONDITION, CASH FLOWS, OR RESULTS OF OPERATIONS.